UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2026

VIRTUIX HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43067	46-4371395
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11500 Metric Blvd, Suite 430 Austin, TX	78758
(Address of principal executive offices)	(Zip Code)

(512) 947-9029

 Registrant’s telephone number, including area code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange On Which Registered
Common Stock	VTIX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2026, the Board of Directors (the “Board”) of Virtuix Holdings Inc. (the “Company”) appointed Cameron Slayter to serve as the Company’s Chief Product Officer, effective immediately. Mr. Slayter previously served as the Company’s Creative Director.

Mr. Slayter, age 33, has served at the Company since 2014 in roles of increasing responsibility, including as Creative Director and previously as a Game Designer. During his tenure, he has led the Company’s game development team and directed the creation of multiple titles for the Company’s content platforms, and he has overseen visual product design and UI/UX for the Company’s software platforms. Mr. Slayter holds a degree in Visualization from Texas A&M University and completed specialized study in Game Design and Game Production at the University of Abertay in Dundee, Scotland.

In connection with his promotion, Mr. Slayter’s annual base salary is $175,000, subject to the terms and conditions of the Company’s standard payroll practices and employee benefit plans as such plans may be amended from time to time.

There are no family relationships between Mr. Slayter and any director or executive officer of the Company within the meaning of Item 401(d) of Regulation S-K, and there are no transactions in which Mr. Slayter has or will have a direct or indirect material interest that would be required to be reported under Item 404(a) of Regulation S-K.

On March 19, 2026, the Board also approved the change of Lauren Premo’s title to Chief Marketing Officer. Ms. Premo’s previous title was Head of Marketing. Ms. Premo’s compensation and benefits are unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2026

VIRTUIX HOLDINGS INC.

By:	/s/ Jan Goetgeluk
Jan Goetgeluk
Chief Executive Officer
(Principal Executive Officer)

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